UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 8, 2016

ILG, Inc.

(Exact name of registrant as specified in charter)

Delaware	001-34062	26-2590997
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

6262 Sunset Drive, Miami, FL	33143
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:   (305) 666-1861

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.    Results of Operations and Financial Condition.

Financial Results for the Quarter Ended September 30, 2016

ILG today issued a press release reporting financial results for the quarter ended September 30, 2016.

A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K (this “Report”). Exhibit 99.1 to this Report is being furnished and is not “filed” with the Securities and Exchange Commission and is not incorporated by reference into any registration statement under the Securities Act of 1933.

ITEM 8.01.    Other Events.

On November 8, 2016, ILG announced that its Board of Directors declared a quarterly dividend of $0.12 per common share. The dividend is payable on December 20, 2016 to shareholders of record as of December 6, 2016. The actual declaration of any future cash dividends, and the establishment of record and payment dates, will be subject to final determination by the Board of Directors each quarter and will depend upon our result of operations, cash requirements and surplus, financial condition, legal requirements, capital requirements related to business initiatives, investments and acquisitions and other factors the Board of Directors may deem relevant.

ILG also announced that its Board of Directors had authorized up to $50 million of stock repurchases. The amount and timing of specific repurchases are subject to market conditions, applicable legal requirements and other factors. Repurchases may be conducted in the open market or through privately negotiated transactions. This program may be modified, suspended or terminated by ILG at any time without notice.

The press release contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, relating to our future financial performance, our business prospects and strategy, anticipated financial position, liquidity and capital needs and other similar matters.  These forward-looking statements are based on management’s current expectations and assumptions about future events, which are inherently subject to uncertainties, risks and changes in circumstances that are difficult to predict. The forward-looking statements are subject to the limitations and qualifications set forth in the press release as well as in ILG’s other documents filed with the SEC, including, without limitation, that actual events and/or results may differ materially from those projected in such forward-looking statements..

ITEM 9.01.    Financial Statements and Exhibits.

(d)           Exhibits to this Form 8-K

Exhibit No.	Description
99.1	Press release of ILG, dated November 8, 2016, reporting financial results for the quarter ended September 30, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Interval Leisure Group, Inc.

By:	/s/ Victoria J. Kincke
Name:	Victoria J. Kincke
Title:	Senior Vice President, General Counsel
and Secretary

Date:  November 8, 2016

EXHIBIT LIST

Exhibit No.	Description
99.1	Press release of ILG, dated November 8, 2016, reporting financial results for the quarter ended September 30, 2016